Exhibit 13.1

Certification by the Principal Executive Officer pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 20-F of Olink Holding AB (publ) (the “Company”) for the year ended December 31, 2022, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Jon Heimer, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27th 2023
By:/s/ Jon Heimer

Name: Jon Heimer
Title: Chief Executive Officer
(Principal Executive Officer)